UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 19, 2024
Date of Report (date of earliest event reported)

OpGen, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37367	06-1614015
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

23219 Stringtown Road, Suite 300
Clarksburg, MD 20871
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 19, 2024, despite OpGen, Inc. (the “Company”) regaining short-term compliance with the minimum stockholders’ equity requirement of the Nasdaq Capital Market (“Nasdaq”) pursuant to Nasdaq Listing Rule 5550(b)(1) after the deadline for such compliance granted to the Company prior to AEI Capital Ltd. acquiring a controlling interest in the Company, the Nasdaq Listing and Hearing Review Council (the “Listing Council”) affirmed the decision of the Nasdaq Hearings Panel (the “Panel”). As previously disclosed, on August 16, 2024, the Company received written notice of the Panel’s determination to effect a trading suspension and delisting of the Company’s securities based upon the Company’s continued non-compliance with the minimum stockholders’ equity requirement for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Rule”). While the trading suspension was effective as of August 20, 2024, the Company had appealed the Panel’s decision to the Listing Council.

Although the Company continues to disagree with the Listing Council’s decision, as a result of such decision, unless Nasdaq’s Board of Directors determines to review such decision pursuant to Nasdaq Listing Rule 5825, Nasdaq will ultimately file a Form 25 Notification of Delisting with the U.S. Securities and Exchange Commission (the “Commission”) that will remove the Company’s securities from listing on Nasdaq. The filing of the Form 25 had been stayed pending the Company’s appeal of the Panel’s decision to the Listing Council. The Company’s shares of common stock will continue trading on the OTC Markets under the symbol “OPGN” following the filing of the Form 25 with the Commission. Consistent with the Listing Council’s decision, the Listing Council welcomes the Company’s application for relisting and the Company plans to apply for relisting with The Nasdaq Stock Market LLC after meeting the relevant Nasdaq listing requirements.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are intended to qualify for the safe harbor from liability established thereunder. Such forward-looking statements are subject to risks and uncertainties that are often difficult to predict, are beyond the Company’s control, and which may cause results to differ materially from expectations, including the risk that the Company may not be able to relist its securities on Nasdaq. In addition, for a further discussion of factors that could materially affect the outcome of the Company’s forward-looking statements and its future results and financial condition, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its other reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 26, 2024	OpGen, Inc.

	By:	/s/ John Tan Honjian
		Name:	John Tan Honjian
		Title:	Chairman and Chief Executive Officer

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